Exhibit 99.1

Outdoor Holding Company Announces Authorization of Share Repurchase Program

Atlanta, GA., January 5, 2026 (GLOBE NEWSWIRE) — Outdoor Holding Company (Nasdaq: POWW, POWWP) (“OHC,” “we,” “us,” “our” or the “Company”), the owner of GunBroker.com, the largest online marketplace for firearms, hunting and related products, today announced that its Board of Directors authorized a discretionary share repurchase program pursuant to which the Company may repurchase up to $15 million of its outstanding common stock over the next twelve (12) months. “This authorization reflects the Board’s continued focus on disciplined capital allocation and long-term shareholder value. We believe this program provides us with additional flexibility to deploy capital opportunistically while maintaining a strong balance sheet and preserving our ability to fund operations, continue to invest in the business, and to pursue strategic opportunities as appropriate,” said Steve Urvan, Chairman and Chief Executive Officer of the Company.

Repurchases under the program may be made from time to time, in management’s discretion, through a variety of methods, including open market purchases, privately negotiated transactions, and other means in accordance with federal securities laws, including pursuant to one or more Rule 10b5-1 trading plans.

The timing, volume, and value of any repurchases will be determined based on factors including market conditions, the Company’s liquidity and capital needs, and other factors deemed relevant by management. The program does not obligate the Company to repurchase any particular number of shares and may be modified, suspended, or terminated at any time at the discretion of the Board of Directors or management.

Any repurchases will be funded from the Company’s existing cash balances, future operating cash flows, or other legally available funds. Repurchases will be conducted in accordance with the Company’s insider trading policy and applicable trading window restrictions.

About Outdoor Holding Company

Outdoor Holding Company is the publicly traded parent and operator of GunBroker.com, the largest online marketplace dedicated to firearms, hunting, shooting and related products. Third-party sellers list items on the site and federal and state laws govern the sale of firearms and other restricted items. Ownership policies and regulations are followed by using licensed firearms dealers as transfer agents. Launched in 1999, the GunBroker.com website is an informative, secure and safe way to buy and sell firearms, ammunition, shooting accessories and outdoor gear online. GunBroker promotes responsible ownership of firearms. For more information, visit: www.gunbroker.com.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained in this press release that are not historical are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the Company’s intent to repurchase shares of common stock, the Company’s business strategy, plans, objectives, expectations and intentions, and other statements that are not historical facts. Instead, they are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, the Company’s ability to maintain and expand its e-commerce business, the Company’s ability to introduce new features on its e-commerce platform that match consumer preferences, the Company’s ability to retain and grow its customer base, the impact of lawsuits, including securities class action lawsuits, stockholder derivative suits and enforcement actions by regulatory authorities, the impact of adverse economic market conditions, including from social and political factors, and the occurrence of any other event, change or other circumstances that could give rise to impacts on operating results. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on June 16, 2025, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this press release, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any updated forward-looking statements.

Contacts

For investors:

Darrow Associates

Phone: (917) 886-9071

IR@outdoorholding.com

Source: Outdoor Holding Company